[USAA                         USAA INVESTMENT TRUST
EAGLE
LOGO]                   SUPPLEMENT DATED OCTOBER 21, 2002
                   TO THE STATEMENT OF ADDITIONAL INFORMATION
                              DATED OCTOBER 1, 2002

         This supplement describes important changes affecting the Balanced Strategy Fund, Cornerstone Strategy Fund, Growth and Tax Strategy Fund, Emerging Markets Fund, International Fund, and World Growth Fund (Funds). On October 18, 2002, shareholders of the above-referenced Funds approved a new advisory agreement between the Funds and USAA Investment Management Company as well as new subadvisory agreements between each Fund and their respective subadviser(s).

         AS A RESULT OF THESE CHANGES,  THE STATEMENT OF ADDITIONAL  INFORMATION
(SAI) IS REVISED AS FOLLOWS.

DELETE THE FIRST FOUR FULL PARAGRAPHS ON PAGE 26 OF THE SAI AND INSERT THE FOLLOWING INFORMATION.

     The Advisory and Subadvisory Agreements for each Fund were considered by the Board, including the non-interested Trustees, at a meeting of the Board held on June 26, 2002. In addition, the non-interested Trustees met separately as a group on that date to consider these matters.

     As part of its deliberations during one or more of its meetings, the Board reviewed information provided by management relating to the services to be rendered by IMCO under the Advisory Agreement, the services to be rendered by each subadviser under the Subadvisory Agreements, the reasonableness of the fees that would be paid under these agreements to IMCO and by IMCO to each subadviser, and the terms of the Advisory Agreement for each Fund. The Board also reviewed materials that included (i) a listing of the qualitative and quantitative criteria employed by IMCO to identify subadviser candidates; (ii) the qualifications of EAI and the subadviser search process employed by EAI in connection with its recommendations to IMCO; (iii) detailed data regarding each proposed subadviser, including its prior investment performance relative to applicable Funds and benchmark indices, its investment performance in both up and down market cycles, its investment process, the depth of its investment personnel resources, the experience of its key investment personnel, its total assets under management, and its tenure in the advisory business; (iv) the fees to be paid by IMCO to each subadviser and the overall impact of those costs to IMCO; and (v) information regarding the benefits and challenges to IMCO associated with employing subadvisers to manage the day-to-day activities of each Fund, subject to oversight by IMCO and the Board.

DELETE THE SECOND PARAGRAPH UNDER THE HEADING "ADVISORY AGREEMENT" ON PAGE 27 OF THE SAI AND INSERT THE FOLLOWING INFORMATION.

The Manager also provides investment management and advisory services to the Growth and Tax Strategy, Balanced Strategy, Cornerstone Strategy, Emerging Markets, International, and World Growth Funds pursuant to an Investment Advisory Agreement dated October 18, 2002 (Other Advisory Agreement). The Other Advisory Agreement authorizes the Manager to retain one or more Subadvisers for the management of a Fund's investment portfolio and, as described below, the Manager has entered into one or more Investment Subadvisory Agreements (Subadvisory Agreements) for each of these Funds. Under the Other Advisory Agreement, the Manager is responsible for monitoring the services furnished pursuant to the Subadvisory Agreements and making recommendations to the applicable board with respect to the retention or replacement of Subadvisers and renewal of subadvisory agreements. In addition, the Manager manages certain portfolio assets for certain of these Funds, as described in the Prospectuses.

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DELETE THE FIFTH AND SIXTH PARAGRAPHS UNDER THE HEADING "ADVISORY  AGREEMENT" ON
PAGE 27 OF THE SAI AND INSERT THE FOLLOWING INFORMATION.

The Advisory Agreement and the Other Advisory Agreement will remain in effect until July 31, 2003 and July 31, 2004, respectively, for the Funds covered by each agreement and will continue in effect from year to year thereafter for each such Fund as long as they are approved at least annually by a vote of the outstanding voting securities of such Fund (as defined by the 1940 Act) or by the Board of Trustees (on behalf of such Fund) including a majority of the Trustees who are not interested persons of the Manager or (otherwise than as Trustees) of the Trust, at a meeting called for the purpose of voting on such approval. The Advisory Agreement and the Other Advisory Agreement may be terminated at any time by either the Trust or the Manager on 60 days' written notice. Each agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act).

DELETE THE ENTIRE SECTION UNDER THE HEADING "SUBADVISORY AGREEMENTS" ON PAGES 29-30 OF THE SAI AND INSERT THE FOLLOWING INFORMATION.

The Manager has entered into Subadvisory Agreements with the Subadvisers identified below under which each Subadviser provides day-to-day discretionary management of the applicable Fund's assets in accordance with that Fund's investment objectives, policies, and restrictions, subject to the general supervision of the Manager and the Board of Trustees of the Trust.

     Each Subadvisory Agreement will remain in effect with respect to a Fund until October 17, 2004, and will continue in effect from year to year thereafter for each Fund as long as they are approved annually by a vote of the outstanding voting securities of the Fund (as defined by the 1940 Act) or by the Board of Trustees (on behalf of the Fund) including a majority of the Trustees who are not interested persons of the Manager or (otherwise than as Trustees) of the Trust, at a meeting called for the purpose of voting on such approval. Each Subadvisory Agreement may be terminated with respect to a Fund at any time by vote of a majority of the non-interested Trustees or by vote of a majority of the outstanding shares of a Fund (as defined in the 1940 Act) on 60 days' written notice; by IMCO at any time; or by the applicable Subadviser on 90 days' written notice. Each Subadvisory Agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act).

     For the Growth and Tax Strategy Fund, the Manager has entered into a Subadvisory Agreement with Dresdner RCM Global Investors LLC (Dresdner). The Manager (not the Fund) pays Dresdner a fee in the annual amount of 0.20% of the portion of the Fund's average net assets that Dresdner manages. Dresdner is an indirect wholly owned subsidiary of Dresdner Bank AG, which, in turn, is an indirect wholly owned subsidiary of Allianz AG. Founded in 1890 in Germany, Allianz AG is one of the world's leading multinational insurance and financial services companies. With assets under management of over one trillion dollars as of December 31, 2001, Allianz provides its clients with a broad range of services in over 70 countries.

     For the Balanced Strategy Fund, the Manager has entered into a Subadvisory Agreement with Wellington Management Company, LLP (Wellington Management). The Manager (not the Fund) pays Wellington Management a fee in the annual amount of 0.20% of the portion of the Fund's average net assets that Wellington Management manages. Wellington Management, a Massachusetts limited liability partnership and registered investment adviser, is owned entirely by its 76 partners, all of whom are full-time professional members of the firm. The managing partners of Wellington are Laurie A. Gabriel, Duncan M. McFarland and John R. Ryan.

     For the Cornerstone Strategy Fund, the Manager has entered into Subadvisory Agreements with Wellington Management and MFS Investment Management (MFS). The Manager (not the Fund) pays Wellington Management a fee in the annual amount of 0.40% of the Fund's average net assets for the first $50 million of assets invested in REITs that Wellington Management manages, plus 0.35% of the Fund's average net assets for assets over $50 million invested in REITs that Wellington Management manages, plus 0.20% of the portion of the Fund's average net assets for assets invested in securities other than REITs that Wellington Management manages. The Manager (not the Fund) pays MFS a fee in the annual amount of 0.335% of the Fund's average net assets for the first $350 million that MFS manages, with respect to the World Growth Fund, the International Fund, the international portion of the Cornerstone Strategy Fund, and the USAA Life Investment Trust World Growth Fund (Aggregate MFS Funds) plus 0.225% of the Fund's average net assets for assets over $350 million that MFS

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manages  in the  Aggregate  MFS  Funds.  MFS is a  wholly  owned  subsidiary  of
Massachusetts Financial Services Company (MFS), a registered investment adviser that has been providing investment advisory services since 1924. MFS is a majority owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holding, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life of Canada (an insurance company).

     For the Emerging Markets Fund, the Manager has entered into a Subadvisory Agreement with The Boston Company Asset Management, LLC (The Boston Company). The Manager (not the Fund) pays The Boston Company a fee in the annual amount of 0.69% of the Fund's average net assets that The Boston Company manages. The Boston Company is a majority-owned subsidiary of Boston Safe Deposit & Trust Company (BSDT), a state chartered bank. BSDT is a wholly-owned subsidiary of The Boston Company Inc., a bank holding company, which is a wholly owned subsidiary of Mellon Financial Corporation (Mellon). Mellon is a publicly owned global financial holding company incorporated under Pennsylvania law.

     For the International Fund, the Manager has entered into a Subadvisory Agreement with MFS. The Manager (not the Fund) pays MFS a fee in the annual amount of 0.335% of the Fund's average net assets for the first $350 million that MFS manages in the Aggregate MFS Funds, plus 0.225% of the Fund's average net assets for assets over $350 million that MFS manages in the Aggregate MFS Funds.

     For the World Growth Fund, the Manager has entered into a Subadvisory Agreement with MFS. The Manager (not the Fund) pays MFS a fee in the annual amount of 0.335% of the Fund's average net assets or the first $350 million that MFS manages in the Aggregate MFS Funds that MFS manages, plus 0.225% of the Fund's average net assets for assets over $350 million that MFS manages in the Aggregate MFS Funds.



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